EXHIBIT 32.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sotherly Hotels LP (the “Operating Partnership”) on Form 10-K for the period ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Ryan Pellum, Chief Financial Officer of Sotherly Hotels Inc., sole general partner of the Operating Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Operating Partnership.

Date: April 15, 2026

By:	/ S / WILLIAM RYAN PELLUM
Name:	William Ryan Pellum
Title:	Chief Financial Officer Sotherly Hotels Inc., sole general partner of Sotherly Hotels LP